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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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☒	Definitive Information Statement

EXELA TECHNOLOGIES, INC. (Name of Registrant As Specified In Its Charter)

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EXELA TECHNOLOGIES, INC.
2701 E. Grauwyler R.
Irving, TX 75061

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

December 21, 2017

To the Stockholders of Exela Technologies, Inc.:

        This notice and the accompanying Information Statement is being furnished to the stockholders as of the close of business on December 20, 2017 (the "Record Date"), of Exela Technologies, Inc., a Delaware corporation (the "Company," "us" or "we"), with respect to an action by written consent received from the holders of a sufficient percentage of the issued and outstanding shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), to adopt resolutions approving the following corporate action:

1.
The approval of the adoption of the Exela Technologies, Inc. 2018 Stock Incentive Plan (the "2018 Stock Incentive Plan").

        We obtained approval of the 2018 Stock Incentive Plan on December 20, 2017 from stockholders that owned 113,559,636 shares of the Company's Common Stock, representing approximately 75.4% of the voting rights of the stockholders entitled to vote on December 20, 2017. Pursuant to applicable law, the foregoing actions will become effective twenty days from the date that this information statement is first mailed to our stockholders.

        Your vote or consent is not requested or required, and the board of directors of the Company (the "Board") is not soliciting your proxy. Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Our Board and a majority of the holders of our outstanding Common Stock approved a one-time waiver of our bylaws on December 20, 2017 to allow stockholders holding a majority of our Common Stock to adopt the 2018 Stock Incentive Plan by written consent in lieu of a meeting of stockholders. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve adoption of the 2018 Stock Incentive Plan.

        The accompanying Information Statement is being furnished to you solely for the purpose of informing you as a stockholder of the Company of the matters described herein, in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

        This notice and the accompanying Information Statement is being mailed on or about December 28, 2017 to stockholders of record at the close of business on December 20, 2017.

By Order of the Board of Directors,
/s/ RONALD COGBURN Ronald Cogburn Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

EXELA TECHNOLOGIES, INC.
2701 E. Grauwyler Rd.
Irving, TX 75061

Date first mailed to stockholders: December 28, 2017

INFORMATION STATEMENT

GENERAL INFORMATION

        This information statement (this "Information Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is being mailed or otherwise furnished to the registered stockholders of Exela Technologies, Inc., a Delaware corporation (the "Company," "us" or "we"), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") have executed a written consent to action approving adoption of the Company's 2018 Stock Incentive Plan (the "2018 Stock Incentive Plan").

        The 2018 Stock Incentive Plan was approved by resolution of the board of directors of the Company (the "Board") on December 20, 2017. In order to eliminate the costs and management time involved in holding a meeting of the stockholders, and in order to effect the adoption of the 2018 Stock Incentive Plan as quickly as possible, our Board resolved to proceed with the adoption of the 2018 Stock Incentive Plan by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

        This Information Statement is dated December 21, 2017 and is first being mailed to stockholders on or about December 28, 2017. Only stockholders of record at the close of business on December 20, 2017 (the "Record Date") are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTION

1. ADOPTION OF THE COMPANY'S 2018 STOCK INCENTIVE PLAN

        Our Board has determined it to be in the best interests of the Company and its stockholders to adopt the 2018 Stock Incentive Plan. Therefore, effective as of December 20, 2017, our Board resolved to adopt and approve the 2018 Stock Incentive Plan. The 2018 Stock Incentive Plan was subsequently approved on December 20, 2017 by the written consent of Ex-Sigma 2, LLC and Apollo Novitex Holdings, L.P., which collectively own 113,559,636 shares of the Company's Common Stock, representing approximately 75.4% of the voting rights of the stockholders entitled to vote on the 2018 Stock Incentive Plan.

        The 2018 Stock Incentive Plan will allow us to make future stock- and cash-based awards to eligible participants deemed critical for attracting, motivating, rewarding and retaining a talented team who will contribute to our successes. Stockholder approval of the 2018 Stock Incentive Plan will also provide the compensation committee with flexibility to grant incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), assuming applicable regulatory requirements have been satisfied. No awards will be granted pursuant to the 2018 Stock Incentive Plan until it goes into effect, which will be 20 days after mailing of this Information Statement.

        Under the 2018 Stock Incentive Plan, we will be authorized to issue up to 8,323,764 shares of Common Stock. The shares of Common Stock our Board has reserved for issuance under the 2018 Stock Incentive Plan represent approximately 5.5% of our outstanding shares of Common Stock and 5% of our fully diluted shares of Common Stock as of the Record Date. Our Board believes that compensation of the type available for grant under the 2018 Stock Incentive Plan, a cash- and stock-based incentive plan, furthers our goal of creating long-term value for our stockholders by fostering an ownership culture that encourages a focus on long-term performance, retention, and stockholder value-creation, and exposes participants to economic diminishment if our share performance lags.

Alignment of the 2018 Stock Incentive Plan with the Interests of the Company and Stockholders

        Our Board believes that using long-term incentive compensation, including equity compensation, to retain and motivate our key employees is critical to the achievement of our long-term goals and it considered the following factors, among other things, when adopting the 2018 Stock Incentive Plan:

  •
  our belief that the 2018 Stock Incentive Plan will serve a critical role in attracting, retaining and motivating high caliber employees, officers, directors and other service providers essential to our success and in motivating these individuals to enhance our growth and profitability;

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  our belief that share ownership by employees, consultants and non-employee directors provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our stockholders; and

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  our belief that equity compensation, by its very nature, is performance-based compensation, and that the 2018 Stock Incentive Plan reflects our pay-for-performance philosophy and motivates our employees, consultants and non-employee directors to enhance our growth and profitability.

Key Features of the 2018 Stock Incentive Plan

        The 2018 Stock Incentive Plan and our related governance practices and policies include many features that are designed to protect stockholder interests. A summary of these features follows, and a more detailed description of the features is included under the heading "Summary of the 2018 Stock Incentive Plan" below. The summaries in this Information Statement do not provide a complete description of all the provisions of the 2018 Stock Incentive Plan and are qualified in their entirety by reference to the full text of the 2018 Stock Incentive Plan, which is attached to this Information Statement as Annex A.

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  Fixed Reserve of Shares.  The number of shares of Common Stock available for grant under the 2018 Stock Incentive Plan is fixed and will not automatically increase because of an "evergreen" feature—meaning, stockholder approval is required to increase the share reserve under the 2018 Stock Incentive Plan, allowing our stockholders to have direct input on our equity compensation program.

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  No Repricing.  The 2018 Stock Incentive Plan prohibits the repricing of awards without stockholder approval.

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  No Discounted Stock Options or Stock Appreciation Rights.  Except with respect to substitute awards granted in connection with a corporate transaction, all stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares of Common Stock on the date of grant.

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  Limitation on Term of Stock Options and Stock Appreciation Rights.  The maximum term of a stock option or stock appreciation right under the 2018 Stock Incentive Plan is 10 years.

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  No Dividends or Dividend Equivalents on Unearned Awards.  Generally, any cash dividends and share dividends paid on shares of restricted stock will be withheld by the Company and will be subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate. The 2018 Stock Incentive Plan also prohibits the current payment of dividends or dividend equivalent rights on unvested or unearned performance awards.

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  Cancellation and Rescission of Awards.  Unexpired, unpaid or deferred awards granted under the 2018 Stock Incentive Plan may be cancelled, rescinded, suspended, withheld or otherwise limited or restricted if the participant engages in certain "detrimental activities".

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  Clawback.  Awards granted under the 2018 Stock Incentive Plan will be subject to the Company's clawback and/or recoupment policies in effect from time to time or as otherwise required by applicable law.

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  No Automatic Grants.  The 2018 Stock Incentive Plan does not provide for automatic grants to any participant.

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  Independent Compensation Committee.  The 2018 Stock Incentive Plan will be administered by a committee of our Board or a subcommittee thereof, comprised entirely of independent directors.

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  No Tax Gross-Ups.  The 2018 Stock Incentive Plan does not provide for any tax gross-ups.

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  Minimum Vesting Period.  Awards under the 2018 Stock Incentive Plan generally must vest over a period of not less than one year from the date of grant, subject to certain exceptions as set forth in the 2018 Stock Incentive Plan.

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  Double-Trigger Vesting.  Pursuant to the 2018 Stock Incentive Plan, except as provided in any agreement between the participant and the Company, the vesting of awards that are assumed or substituted in connection with a change in control only accelerates as a result of the change in control if a participant experiences a qualifying termination within two years following the change in control.

Summary of the 2018 Stock Incentive Plan

        The following is a summary of certain material features of the 2018 Stock Incentive Plan.

Introduction

        On December 20, 2017, our Board adopted the 2018 Stock Incentive Plan, subject to approval by our stockholders. The 2018 Stock Incentive Plan was subsequently approved on December 20, 2017 by the written consent of the holders of a majority of the shares of our Common Stock. The 2018 Stock Incentive Plan will authorize the grant of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards and other awards that may be settled in or based upon our Common Stock. The 2018 Stock Incentive Plan will become effective 20 days after the date of this Information Statement.

        Purpose.    The purpose of the 2018 Stock Incentive Plan is to give us the ability to attract, retain, motivate and reward certain officers, employees, directors and consultants and to provide a means whereby officers, employees, directors and/or consultants can acquire and maintain ownership of our Common Stock or be paid incentive compensation measured by reference to the value of our Common Stock, thereby strengthening their commitment to our welfare and that of our affiliates and promoting an identity of interest between our stockholders and these persons and encouraging such eligible persons to expend maximum effort in the creation of stockholder value.

        The following summary is not a complete description of all provisions of the 2018 Stock Incentive Plan and is qualified in its entirety by reference to the 2018 Stock Incentive Plan, the final version of which is attached to this Information Statement as Annex A.

        Plan Administration.    The 2018 Stock Incentive Plan will be administered by our compensation committee. Our compensation committee will have the authority, among other things, to select participants, grant awards, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and make all decisions and determinations as deemed necessary or advisable for the administration of the 2018 Stock Incentive Plan. Our compensation committee may delegate certain of its authority as it deems appropriate, pursuant to the terms of the 2018 Stock Incentive Plan and to the extent permitted by applicable law, to our officers or employees, although any award granted to any person who is not our employee, who is subject to Section 16 of the Exchange Act must be expressly approved by the compensation committee. Our compensation committee's actions will be final, conclusive and binding.

        Authorized Stock.    A total of 8,323,764 shares of Common Stock will be reserved and available for issuance under the 2018 Stock Incentive Plan, subject to adjustment in accordance with the terms of the 2018 Stock Incentive Plan. The number of shares of Common Stock reserved and available for issuance under the 2018 Stock Incentive Plan is subject to adjustment, as described below. The maximum number of shares of Common Stock that may be issued in respect of incentive stock options will be 8,323,764. Common Stock issued under the 2018 Stock Incentive Plan may consist of authorized but unissued stock or previously issued Common Stock. Common Stock underlying awards that are settled in cash, expire or are canceled, forfeited, or otherwise terminated without delivery to a participant will again be available for issuance under the 2018 Stock Incentive Plan. Common Stock withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will again become available for issuance under the 2018 Stock Incentive Plan.

        Individual Limits.    The maximum value of any awards granted to any non-employee director in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, may not exceed $750,000 (determined based on the grant date fair value of the award).

        Types of Awards.    The types of awards that may be available under the 2018 Stock Incentive Plan are described below. All of the awards described below will be subject to the terms and conditions determined by our compensation committee in its sole discretion, subject to certain limitations provided in the 2018 Stock Incentive Plan. Each award granted under the 2018 Stock Incentive Plan will be evidenced by an award agreement, which will govern that award's terms and conditions.

        Minimum Vesting Period.    Except as provided below, no award granted under the 2018 Stock Incentive Plan (other than any cash-based performance award) may vest over a period that is less than one year from the date of grant. The foregoing minimum vesting period will not apply: (i) to awards granted in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation (including performance shares); (ii) to a substitute award that does not reduce the vesting period of the award being replaced or assumed; (iii) to awards involving an aggregate number of common shares not in excess of 5% of the aggregate number of common shares that may be delivered in connection with awards under the 2018 Stock Incentive Plan (subject to adjustment as described below under "—Adjustments"); (iv) in connection with certain qualifying terminations that result in accelerated vesting of an Award in accordance with the terms of any grant or other similar agreement; or (v) to annual awards granted to non-employee directors that vest on the first regularly scheduled annual meeting of our stockholders following the applicable date of grant.

        Non-qualified Stock Options.    A non-qualified stock option is an option that is not intended to meet the qualifications of an incentive stock option, as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares of our Common Stock during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by our compensation committee on the grant date. The term of a non-qualified stock option will be set by our compensation committee but may not exceed 10 years from the grant date. The exercise price may be paid using any of the following payment methods: (i) immediately available funds in U.S. dollars or by certified or bank cashier's check, (ii) by delivery of stock having a value equal to the exercise price, (iii) a broker assisted cashless exercise, or (iv) by any other means approved by our compensation committee. The 2018 Stock Incentive Plan provides that unless otherwise specifically determined by the compensation committee, vesting of non-qualified stock options will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant's return to employment. The 2018 Stock Incentive Plan also provides that participants terminated for "cause" (as such term is defined in the 2018 Stock Incentive Plan) will forfeit all of their non-qualified stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested non-qualified stock options, retain their vested non-qualified stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested non-qualified stock options, unless such non-qualified stock option expires sooner. The 2018 Stock Incentive Plan authorizes our compensation committee to provide for different treatment of non-qualified stock options upon termination than that described above, as determined in its discretion.

        Incentive Stock Options.    An incentive stock option is a stock option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a 10% shareholder) of a share of Common Stock on the grant date and a term of no more than 10 years (or 5 years with respect to a 10% shareholder). The aggregate fair market value, determined at the time of grant, of our Common Stock subject to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. The 2018 Stock Incentive Plan provides that unless otherwise specifically determined by the compensation committee, vesting of incentive stock options will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant's return to employment. The 2018 Stock Incentive Plan also provides that participants terminated for "cause" will forfeit all of their incentive stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested incentive stock options, retain their vested incentive stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested incentive stock options, unless such incentive stock option expires sooner. The 2018 Stock Incentive Plan authorizes our compensation committee to provide for different treatment of incentive stock options upon termination than that described above, as determined in its discretion.

        Stock Appreciation Rights.    A stock appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our Common Stock on the exercise date and the base price of the stock appreciation right that is set by our compensation committee on the grant date, multiplied by the number of shares of Common Stock subject to the stock appreciation right. The term of a stock appreciation right will be set by our compensation committee but may not exceed 10 years from the grant date. Payment to a participant upon the exercise of a stock appreciation right may be either in cash, stock or property as specified in the award agreement or as determined by our compensation committee. The 2018 Stock Incentive Plan provides that unless otherwise specifically determined by the compensation committee, vesting of stock appreciation rights will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant's return to employment. The 2018 Stock Incentive Plan also provides that participants terminated for "cause" will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights, unless such appreciation right expires sooner. The 2018 Stock Incentive Plan authorizes our compensation committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion.

        Restricted Stock.    A restricted stock award is an award of restricted Common Stock that does not vest until a specified period of time has elapsed, and/or upon the achievement of performance or other conditions determined by our compensation committee, and which will be forfeited if the conditions to vesting are not met. During the period that any restrictions apply, transfer of the restricted Common Stock is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a stockholder as to the restricted Common Stock, including the right to vote such Common Stock, provided, that any cash or stock dividends with respect to the restricted Common Stock will be withheld by us and will be subject to forfeiture to the same degree as the restricted Common Stock to which such dividends relate. The 2018 Stock Incentive Plan provides that unless otherwise specifically determined by the compensation committee, vesting of restricted stock awards will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant's return to employment. Except as otherwise provided by our compensation committee, in the event a participant is terminated for any reason, the vesting with respect to the participant's restricted stock will cease, and as soon as practicable following the termination, we will repurchase all of such participant's unvested restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested restricted stock will be forfeited by the participant to us for no consideration.

        Restricted Stock Units.    A restricted stock unit is an unfunded and unsecured obligation to issue Common Stock (or an equivalent cash amount) to the participant in the future. Restricted stock units become payable on terms and conditions determined by our compensation committee and will vest and be settled at such times in cash, Common Stock, or other specified property, as determined by our compensation committee. Participants have no rights of a stockholder as to the restricted stock units, including no voting rights or rights to dividends, until the underlying Common Stock is issued or becomes payable to the participant. The 2018 Stock Incentive Plan provides that unless otherwise specifically determined by the compensation committee, vesting of restricted stock units will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant's return to employment. Except as otherwise provided by our compensation committee, in the event a participant is terminated for any reason, the vesting with respect to the participant's restricted stock units will cease, each of the participant's outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any stock remaining undelivered with respect to the participant's vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

        Performance Awards.    Performance awards (which may be classified as performance stock, performance units or cash awards) represent the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. Our compensation committee will be responsible for setting the applicable performance goals, which will be limited to specific levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by our compensation committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items or book value per share (which may exclude nonrecurring items), tangible book value or growth in tangible book value per share; (ii) pre-tax income or after tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, or working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xxi) billings, billings growth, or rate of billings growth; (xxii) underwriting income or profit; (xxiii) loss ratio or combined ratio; and (xxiv) for any period of time in which Section 162(m) of the Code is not applicable to us, or in the case of persons whose compensation is not subject to Section 162(m) of the Code, such other criteria as may be determined by our compensation committee. The business criteria may be combined with cost of capital, assets, invested capital and stockholder equity to form an appropriate measure of performance and will have any reasonable definitions that our compensation committee may specify.

        Performance goals may be established on a company-wide basis, project or geographical basis or, as the context permits, with respect to one or more our business units, divisions, lines of business or business segments, subsidiaries, products, regions, or other operational units or administrative departments (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) our past performance (including the performance of one or more of our subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria. Performance goals may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

        Our compensation committee will make appropriate adjustments in the method of calculating the attainment of applicable performance goals to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (i) determined to be items of an unusual nature or of infrequency of occurrence or non-recurring items; (ii) related to changes in accounting principles under GAAP or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under GAAP; (vii) attributable to the business operations of any entity acquired by us during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses.

        Performance awards which have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, Common Stock or other awards under the 2018 Stock Incentive Plan (or some combination thereof). The 2018 Stock Incentive Plan provides that unless otherwise specifically determined by the compensation committee, a participant will only be eligible to earn a performance award while the participant is employed or rendering services, and that vesting of performance awards will be suspended during the period of any approved leave of absence by a participant following which the participant has a right to reinstatement and will resume upon such participant's return to employment. Except as otherwise provided by the compensation committee, if a participant is terminated for any reason, the participant will forfeit all performance awards held by such participant.

        Other Stock-Based Compensation.    Under the 2018 Stock Incentive Plan, our compensation committee may grant other types of equity-based awards subject to such terms and conditions that our compensation committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the stock underlying the award.

        Adjustments.    The aggregate number of shares of Common Stock reserved and available for issuance under the 2018 Stock Incentive Plan, the individual limitations, the number of shares of Common Stock covered by each outstanding award, and the price per share of Common Stock underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by our compensation committee in its sole discretion, as to the number, price or kind of stock or other consideration subject to such awards in connection with stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in our capitalization affecting our Common Stock or our capital structure which occurs after the date of grant of any award, in connection with any extraordinary dividend declared and paid in respect of stock or in the event of any change in applicable law or circumstances that results in or could result in, as determined by the compensation committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2018 Stock Incentive Plan.

        Corporate Events.    In the event of a merger, amalgamation, or consolidation involving us in which we are not the surviving corporation or in which we are the surviving corporation but the holders of our Common Stock receive securities of another corporation or other property or cash, a "change in control" (as defined in the 2018 Stock Incentive Plan), or a reorganization, dissolution, or liquidation of us, our compensation committee may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards, cash-out outstanding awards or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced. With respect to any award that is assumed or substituted in connection with a "change in control," except as provided in any agreement between the participant and the Company, the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the "change in control" for any participant unless the participant's employment is involuntarily terminated as a result of the "change in control" during the two-year period commencing on the "change in control."

        Transferability.    Awards under the 2018 Stock Incentive Plan may not be sold, transferred, pledged, or assigned other than by will or by the applicable laws of descent and distribution, unless (for awards other than incentive stock options) otherwise provided in an award agreement or determined by our compensation committee.

        Amendment.    Our Board or our compensation committee may amend the 2018 Stock Incentive Plan or outstanding awards at any time. Our stockholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which our Common Stock is traded. No amendment to the 2018 Stock Incentive Plan or outstanding awards which materially impairs the right of a participant is permitted unless the participant consents in writing.

        Termination.    The 2018 Stock Incentive Plan will terminate on January 17, 2028, the ten year anniversary of the date on which the 2018 Stock Incentive Plan became effective, although incentive stock options may not be granted following the earlier of the tenth anniversary of (i) the date the 2018 Stock Incentive Plan is adopted by our Board and (ii) the date our stockholders approved the 2018 Stock Incentive Plan by written consent. In addition, our Board or our compensation committee may suspend or terminate the 2018 Stock Incentive Plan at any time. Following any such suspension or termination, the 2018 Stock Incentive Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

        Cancellation and Rescission of Awards.    All unexpired, unpaid or deferred awards granted under the 2018 Stock Incentive Plan may be cancelled, rescinded, suspended, withheld or otherwise limited or restricted if a participant engages in detrimental activity. For purposes of the 2018 Stock Incentive Plan, "detrimental activity" means any of the following: (i) rendering services for any organization that presents a conflict of interest or engages directly or indirectly in any business that is competitive with the Company or any of its direct or indirect subsidiaries; (ii) disclosing "confidential information" to anyone outside the Company or any of its direct or indirect subsidiaries without prior written authorization from the participant's employer; (iii) failing or refusing to disclose promptly and to assign to the participant's employer all right, title and interest in any invention or idea, patentable or not, made or conceived by the participant during employment or failing or refusing to do anything reasonably necessary to enable the Company or any of its direct or indirect subsidiaries to secure a patent where appropriate; (iv) activity that results in the participant's termination for "cause"; (v) violating any rules, policies, procedures or guidelines of the participant's employer; (vi) attempting to, directly or indirectly, solicit any employee of the Company or any of its direct or indirect subsidiaries or any current or prospective customer, supplier or partner of the Company or any of its direct or indirect subsidiaries; (vii) the participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the employer; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or any of its direct or indirect subsidiaries. If a participant fails to comply with the "detrimental activity" provisions of the 2018 Stock Incentive Plan during employment and during the rescission period designated by the Board, then any exercise, payment or delivery may be rescinded within two years after such exercise, payment or delivery and the Company can set-off against the amount of any such gain any amount then-owed to the participant.

        Clawback; Sub-Plans.    All awards under the 2018 Stock Incentive Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by our Board (or any committee or subcommittee thereof) and, in each case, as may be amended from time to time. In addition, our compensation committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2018 Stock Incentive Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the U.S., and may modify the terms of any awards granted to such participants in a manner deemed by our compensation committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.

        No-Repricing of Awards.    No awards under the 2018 Stock Incentive Plan may be repriced without stockholder approval. For purposes of the 2018 Stock Incentive Plan, "repricing" means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments resulting from stock splits), (ii) any other action that is treated as a repricing under GAAP, and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock.

Certain U.S. Federal Income Tax Consequences

        The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the 2018 Stock Incentive Plan. The 2018 Stock Incentive Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different. Holders of awards under the 2018 Stock Incentive Plan are encouraged to consult with their own tax advisors.

        Non-Qualified Stock Options and Stock Appreciation Rights.    With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise (or, in the case of a cash-settled stock appreciation right, the cash received), and the participant's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant's employer.

        Incentive Stock Options.    No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant's employer for federal income tax purposes.

        If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant's employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

        Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.

        Other Stock-Based Awards.    The tax effects related to other stock-based awards under the 2018 Stock Incentive Plan are dependent upon the structure of the particular award.

        Withholding.    At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. If such participant's year-to-date compensation on the date of exercise exceeds the Social Security wage base limit for such year ($127,200 in 2017), such participant will not have to pay Social Security taxes on such amounts. The Company is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.

        Section 162(m).    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year paid per person paid to any person who serves as its chief executive officer, chief financial officer and the three other highest-paid executive officers employed at the end of each fiscal year, subject to certain exceptions.

        Section 409A.    Certain awards under the 2018 Stock Incentive Plan may be subject to Section 409A of the Code, which regulates "nonqualified deferred compensation" (as defined in Section 409A of the Code). If an award under the 2018 Stock Incentive Plan (or any other Company plan) that is subject to Section 409A of the Code is not administered in compliance with Section 409A of the Code, then all compensation under the 2018 Stock Incentive Plan that is considered "nonqualified deferred compensation" (and awards under any other Company plan that are required pursuant to Section 409A of the Code to be aggregated with the award under the 2018 Stock Incentive Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

        Certain Rules Applicable to "Insiders."    As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, "insiders" (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisors to ascertain the appropriate tax treatment for any particular award.

New Plan Benefits

        Because awards to be granted in the future under the 2018 Stock Incentive Plan are at the discretion of the compensation committee, it is not possible to determine the benefits or the amounts that have been or will be received by eligible participants under the 2018 Stock Incentive Plan.

APPROVAL OF THE ADOPTION OF THE 2018 STOCK INCENTIVE PLAN

        Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Our Board and holders of a majority of our outstanding Common Stock approved a one-time waiver of our bylaws on December 20, 2017 to expressly permit stockholders to adopt the 2018 Stock Incentive Plan by written consent with the holders of a majority of the outstanding shares of our Common Stock. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the adoption of the 2018 Stock Incentive Plan.

        Our Board adopted resolutions effective as of December 20, 2017, (the "Consent Date") setting forth for approval by stockholders the adoption of the 2018 Stock Incentive Plan. On the Consent Date, the Company's authorized capital stock consisted of 1,600,000,000 shares of Common Stock, of which 150,578,451 shares were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders.

        On the Consent Date, Ex-Sigma 2, LLC and Apollo Novitex Holdings, L.P. (together, the "Consenting Stockholders") collectively held voting power over 113,559,636 shares of the Company's Common Stock, representing approximately 75.4% of the voting power of our stockholders holding Common Stock. The Consenting Stockholders voted in favor of the adoption of the 2018 Stock Incentive Plan by written consent effective as of December 20, 2017. Such vote constituted approval of the adoption of the 2018 Stock Inventive Plan by 75.4% of the issued and outstanding shares of Common Stock. Since the Consenting Stockholders had sufficient voting power to approve the corporate action through their ownership of capital stock of the Company, no consent or approval of the corporate action by any other stockholder was solicited.

        The Company has obtained all necessary corporate approvals in connection with the adoption of the 2018 Stock Incentive Plan, and your consent is not required and is not being solicited in connection with the approval of the adoption of the 2018 Stock Incentive Plan. No vote or other action is requested or required on your part.

EFFECTIVE DATES OF 2018 STOCK INCENTIVE PLAN

        The 2018 Stock Incentive Plan will become effective 20 days from the date that this Information Statement is first mailed to our stockholders. The Board may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board determines that the action no longer is in the best interests of the Company and its stockholders.

 DISSENTERS' RIGHTS

        None of the Articles of Incorporation of the Company, the Bylaws of the Company, or the Delaware General Corporation Law provide for dissenters' rights of appraisal in connection with the corporate action described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

  •
  each person who is known by us to beneficially own 5% or more of the Common Stock;

  •
  each of our directors; and

  •
  all of our directors, as a group.

        Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. As of December 31, 2016, the Company did not have any named executive officers within the meaning of SEC rules.

        Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of public warrants or private placement warrants as such securities are not exercisable or convertible within 60 days.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class(3)
	More than 5% stockholders:
Common Stock	Ex-Sigma 2, LLC(4)	88,175,973	55.8%
Common Stock	Apollo Novitex Holdings, L.P.(5)	28,647,136	18.1%
	Directors and Named Executive Officers:
Common Stock	Matthew H. Nord(6)	—	—
Common Stock	Joshua M. Black(6)	—	—
Common Stock	Par Chadha(7)	88,175,973	55.8%
Common Stock	Ronald Cogburn(8)	—	—
Common Stock	Jim Reynolds(9)	—	—
Common Stock	Nathaniel J. Lipman(10)	30,754	*
Common Stock	Gordon J. Coburn	—	—
Common Stock	John H. Rexford	27,000	*
Common Stock	All Directors and Officers as a group (8 persons)	88,233,727	55.8%

(1)
Unless otherwise indicated, the business address of each of the individuals is c/o Exela Technologies, Inc., 2701E. Grauwyler Rd., Irving, TX 75061.

(2)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)
Percentage of ownership is based on 158,151,520 shares of our Common Stock issued and outstanding as of December 20, 2017,which includes 7,573,069 shares of Common Stock issuable upon the conversion of our Series A Perpetual Convertible Preferred Stock (the "Series A Preferred Stock").

(4)
Share totals and ownership percentage include 3,263,473 shares of Common Stock issuable upon the conversion of 2,669,233 shares of Series A Preferred Stock. Ex-Sigma 2 LLC, a Delaware limited liability company ("Ex-Sigma 2"), directly owns 84,912,500 shares of Common Stock and 2,669,233 shares of Series A Convertible Preferred Stock, which may be converted into 3,262,474 shares of Common Stock. Ex-Sigma LLC ("Ex-Sigma") is the sole equityholder of Ex-Sigma 2. HOVS LLC, a Delaware limited liability company ("HOVS"), HandsOnFund 4 I LLC, a Nevada limited liability company ("HOF 4"), HOV Capital III, LLC, a Nevada limited liability company ("HOV 3"), each directly own interests in Ex-Sigma. HOVS is a wholly-owned subsidiary of HOV Services Ltd., an Indian limited company ("HOV Services"). Adesi 234 LLC, a Nevada limited liability company ("Adesi"), and HOF 2 LLC, a Nevada limited liability company ("HOF 2"), together own a majority of the equity interests of HOV 3. HandsOn Global Management, LLC, a Delaware limited liability company ("HGM"), owns 1,250,000 shares of Common Stock. Mr. Par Chadha may be deemed to control HGM , Ex Sigma 2, Ex-Sigma, HOVS, HOF 4, HOV 3, Adesi, and HOF 2 LLC and each may be deemed to share beneficial ownership of the Common Shares. In connection with the business combination among the Company, SourceHOV Holdings, Inc. and Novitex Holdings, Inc. (the "Business Combination"), HOVS, HOF 4 and certain of their affiliates entered into a Director Nomination Agreement with the Company pursuant to which HOVS, HOF 4 and certain of their affiliates are entitled to nominate a certain number of directors to the Board of the Company based on ownership thresholds in the Company. Mr. Par Chadha is currently Chairman of the Board of the Company. The principal business address of Ex-Sigma 2 and HGM is 8550 West Desert Inn Road, Suite 102-452, Las Vegas, Nevada 89117.

(5)
Novitex Parent GP, LLC is the general partner of Novitex Parent, L.P. and Apollo Novitex Holdings, L.P. Apollo Management VII, L.P. is the manager of Novitex Parent GP, LLC. AIF VII Management, LLC is general partner of Apollo Management VII, L.P. Apollo Management, L.P. is the sole member-manager of AIF VII Management, LLC, and Apollo Management GP, LLC is the general partner of Apollo Management, L.P. Apollo Management Holdings, L.P. is the sole member-manager of Apollo Management GP, LLC. Apollo Management Holdings GP, LLC ("Management Holdings GP") is the general partner of Apollo Management Holdings, L.P. Leon Black, Joshua Harris and Marc Rowan are the managers, as well as executive officers, of Management Holdings GP, and as such may be deemed to have voting and dispositive control of the shares of Common Stock held by Apollo Novitex Holdings, L.P. The address of each of Novitex Parent, Apollo Novitex Holdings, L.P., Novitex Parent GP, LLC, Apollo Management VII, L.P., AIF VII Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P. and Management Holdings GP, and Messrs. Black, Harris and Rowan is 9 West 57th Street, 43rd Floor, New York, New York 10019.

(6)
Messrs. Nord and Black are each affiliated with Apollo Global Management, LLC ("Apollo") or its affiliated investment managers and advisors. Messrs. Nord and Black each disclaim beneficial ownership of the shares of Common Stock that are owned by Apollo. The address of Messrs. Nord and Black is c/o Apollo Global Management, LLC, 9 West 57th Street, 43rd Floor, New York, New York 10019.

(7)
The business address of Mr. Chadha is 8550 West Desert Inn Road, Suite 102-452, Las Vegas, Nevada 89117. Mr. Chadha is a member of HGM or its affiliates and may be deemed to beneficially own the shares of Common Stock and Series A Preferred Stock beneficially owned by HGM or its affiliates under Rule 13d-3. See footnote 4 above. Mr. Chadha disclaims beneficial ownership of any such shares beneficially owned by HGM, except to the extent of his pecuniary interest therein.

(8)
Mr. Cogburn is affiliated with HGM or its affiliates. Mr. Cogburn disclaims beneficial ownership of shares of Common Stock that are owned by HGM or its affiliates.

(9)
Mr. Reynolds is affiliated with HGM or its affiliates. Mr. Reynolds disclaims beneficial ownership of shares of Common Stock that are owned by HGM or its affiliates.

(10)
On October 6, 2017, Novitex Parent, L.P. ("Parent") distributed 27,678,386 shares of Common Stock of the Company to Apollo Novitex Holdings, L.P., which is a limited partner and unitholder of Parent, and distributed an aggregate of 2,921,614 shares of Common Stock of the Company that it held to certain management personnel, including Nathaniel J. Lipman, and other minority interest holders in Parent. Mr. Lipman, a director of the Company, received 30,754 shares of common stock of the Company in the distribution. Mr. Lipman disclaims beneficial ownership of shares of Common Stock owned by Apollo.

*
Indicates less than 1%

Changes in Control

        We are unaware of any arrangement the operations of which may at a subsequent date result in a change of control of our Company.

PROPOSALS BY SECURITY HOLDERS

        There are no proposals by any security holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

        None of the Company's directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the 2018 Stock Incentive Plan that is not shared by all other holders of the Company's capital stock, other than as a result of receiving Common Stock (or awards related thereto) under the 2018 Stock Incentive Plan. Our Board and holders of more than a majority of our outstanding Common Stock approved the adoption of the 2018 Stock Incentive Plan on December 20, 2017. No other security holder entitled to vote at a stockholders' meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

        Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        As of December 31, 2016, no executive officer had received any cash compensation for services rendered to us. Commencing on the date of our initial public offering through the closing of the Business Combination, we paid Quinpario Partners LLC, an affiliate of our initial sponsor, a fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement was solely for our benefit and was not intended to provide Quinpario Partners LLC with any compensation. As of December 31, 2016, other than the $10,000 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, was paid to Quinpario Partners LLC or any officers or directors, or any of their respective affiliates, prior to, or for any services they rendered. However, such individuals were reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There was no limit on the amount of these out-of-pocket expenses and there was no review of the reasonableness of the expenses by anyone other than our Board and audit committee, which included persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

DELIVERY OF DOCUMENTS TO BENEFICIAL OWNERS

        It is contemplated that brokerage houses will forward this Information Statement to beneficial owners of our Common Stock.

 ADDITIONAL INFORMATION

        The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements or other information that the Company files at the Securities and Exchange Commission's public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company's filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

December 21, 2017	By Order of the Board of Directors
/s/ RONALD COGBURN
	Name:	Ronald Cogburn
	Title:	Chief Executive Officer

 ANNEX A

EXELA TECHNOLOGIES INC.
2018 STOCK INCENTIVE PLAN

        1.    Purpose.

        The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.

        2.    Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (a)   "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

        (b)   "Award" means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, or other Stock-based award granted under the Plan.

        (c)   "Award Agreement" means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Cause" means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant's plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant's duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant's act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant's direction, or with the Participant's prior actual knowledge; or (7) willful neglect in the performance of the Participant's duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant's employment or service could have been terminated for Cause, such Participant's employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, "Cause" shall have the meaning provided in such agreement, and a Termination by the Service

Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

        (f)    "Change in Control" means:

          (1)   a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any "person" (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company's securities eligible to vote in the election of the Board (the "Company Voting Securities");

          (2)   the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (3)   the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company's stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a "Reorganization"), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the "Surviving Company") or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the "Parent Company"), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a "Non-Control Transaction"); or

          (4)   the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company's Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

        (g)   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

        (h)   "Committee" means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

        (i)    "Company" means Exela Technologies Inc., a Delaware corporation.

        (j)    "Company Group" means the Company, together with each direct or indirect subsidiary of the Company.

        (k)   "Corporate Event" has the meaning set forth in Section 11(b) hereof.

        (l)    "Data" has the meaning set forth in Section 22(f) hereof.

        (m)  "Detrimental Activity" has the meaning set forth in Section 12(a) hereof.

        (n)   "Disability" means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, "Disability" shall have the meaning provided in such Award Agreement or Participant Agreement.

        (o)   "Disqualifying Disposition" means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.

        (p)   "Effective Date" means January 17, 2018.

        (q)   "Eligible Person" means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a "stock right" that does not provide for a "deferral of compensation" within the meaning of Section 409A of the Code, the term "Affiliate" as used in this Section 2(q) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term "Affiliate" as used in this Section 2(q) shall include only those entities that qualify as a "subsidiary corporation" with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

        (r)   "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

        (s)   "Expiration Date" means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

        (t)    "Fair Market Value" means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, "Fair Market Value" shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

        (u)   "GAAP" has the meaning set forth in Section 9(f)(3) hereof.

        (v)   "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

        (w)  "Nonqualified Stock Option" means an Option not intended to be an Incentive Stock Option.

        (x)   "Option" means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

        (y)   "Option Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.

        (z)   "Participant" means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.

        (aa) "Participant Agreement" means an employment agreement, other services agreement or any other agreement between a Participant and the Service Recipient that is effective as of the date of determination.

        (bb) "Performance Award" means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.

        (cc) "Performance Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Performance Award.

        (dd) "Performance Cash Award" means a Performance Award which is a cash award (for a dollar value not in excess of that set forth in Section 4(c)(1) hereof), the payment of which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Cash Award may also require the completion of a specified period of employment or service.

        (ee) "Performance Objectives" means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.

        (ff)  "Performance Period" means the period of time designated by the Committee over which the achievement of one or more Performance Objectives will be measured for the purpose of determining a Participant's right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

        (gg) "Performance Share" means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

        (hh) "Performance Unit" means a Performance Award denominated as a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

         (ii)  "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

        (jj)   "Plan" means this Exela Technologies Inc. 2018 Stock Incentive Plan, as amended from time to time.

        (kk) "Proceeding" has the meaning set forth in Section 22(l) hereof

        (ll)   "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, an "independent director" as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(c) under Section 162(m) of the Code.

        (mm)  "Qualified Performance-Based Award" means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        (nn) "Qualifying Committee" has the meaning set forth in Section 3(b) hereof.

        (oo) "Rescission Period" has the meaning set forth in Section 12(b) hereof.

        (pp) "Restricted Stock" means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

        (qq) "Restricted Stock Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.

        (rr)  "Restricted Stock Unit" means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

        (ss)  "RSU Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.

        (tt)  "SAR Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.

        (uu) "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

       (vv)  "Service Recipient" means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

        (ww)  "Stock" means the common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.

       (xx)  "Stock Appreciation Right" means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) hereof, Stock Appreciation Rights shall be settled in Stock.

        (yy) "Substitute Award" has the meaning set forth in Section 4(a) hereof.

        (zz) "Termination" means the termination of a Participant's employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant's employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant's change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting "nonqualified deferred compensation" subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a "separation from service" within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

        3.    Administration.

        (a)    Authority of the Committee.    Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 11(d), or in the event of a Participant's Termination by the Service Recipient other than for Cause, or due to the Participant's death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company's then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

        (b)    Manner of Exercise of Committee Authority.    At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a "Qualifying Committee"). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

        (c)    Delegation.    To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act or is to be granted a Qualified Performance-Based Award must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

        (d)    Sections 409A and 457A.    The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).

        (e)    Section 162(m).    Notwithstanding anything herein to the contrary, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m) of the Code. The Plan has been adopted by the Board and is intended, with respect to Awards intended to be "performance-based" within the meaning of Section 162(m) of the Code, to comply with the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

        4.    Shares Available Under the Plan; Other Limitations.

        (a)    Number of Shares Available for Delivery.    Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be equal to 8,323,764. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a "Substitute Award"); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

        (b)    Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.

        (c)    162(m) Limitation; Incentive Stock Options.

          (1)   Notwithstanding anything herein to the contrary, when the Company is subject to the provisions of Section 162(m) of the Code, (i) the maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent the Award is intended to be a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 3,000,000 (subject to adjustment as provided in Section 11 hereof); provided, however, that the foregoing limitation shall not apply to Options or Stock Appreciation Rights; and (ii) the maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $15,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12). No Qualified Performance-Based Awards (other than an Option or Stock Appreciation Right) may be granted hereunder based on the Performance Objectives following the first (1st) meeting of the Company's stockholders that occurs in the fifth (5th) year following the year in which the Company's stockholders most recently approved the Performance Objectives for purposes of satisfying the "qualified performance-based compensation" exemption under Section 162(m)(4)(C) of the Code unless the Performance Objectives are reapproved (or other designated performance goals are approved) by the stockholders on or before such stockholder meeting.

          (2)   No more than 8,323,764 shares of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

        (d)    Shares Available Under Acquired Plans.    To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.

        (e)    Minimum Vesting Period.    No Award (other than any Performance Cash Award) may vest over a period that is less than one (1) year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply: (i) to Awards granted in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation (including Performance Shares); (ii) to a Substitute Award that does not reduce the vesting period of the award being replaced or assumed; (iii) to Awards involving an aggregate number of shares of Stock not in excess of five percent (5%) of the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof); (iv) to accelerated vesting in connection with certain qualifying terminations of employment in accordance with the terms of any Award Agreement or Participant Agreement; or (v) to annual Awards granted to non-employee directors that vest on the first regularly scheduled annual meeting of the Company's stockholders following the applicable date of grant.

        (f)    Limitation on Awards to Non-Employee Directors.    Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year).

        5.    Options.

        (a)    General.    Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.

        (b)    Term.    The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.

        (c)    Exercise Price.    The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

        (d)    Payment for Stock.    Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier's check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company's withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of "net exercise" to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

        (e)    Vesting.    Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant's return to active employment. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.

        (f)    Termination of Employment or Service.    Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

          (1)   In the event of a Participant's Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant's death or Disability, (A) all vesting with respect to such Participant's Options outstanding shall cease, (B) all of such Participant's unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant's vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

          (2)   In the event of a Participant's Termination prior to the applicable Expiration Date by reason of such Participant's death or Disability, (i) all vesting with respect to such Participant's Options outstanding shall cease, (ii) all of such Participant's unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant's vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant's death, such Participant's Options shall remain exercisable by the Person or Persons to whom such Participant's rights under the Options pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Options were vested at the time of such Termination.

          (3)   In the event of a Participant's Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant's Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

        (g)    Special Provisions Applicable to Incentive Stock Options.

          (1)   No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

          (2)   To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

          (3)   Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

        6.    Restricted Stock.

        (a)    General.    Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant's Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

        (b)    Vesting and Restrictions on Transfer.    Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant's return to active employment. In addition to any other restrictions set forth in a Participant's Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.

        (c)    Termination of Employment or Service.    Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant's Termination for any reason prior to the time that such Participant's Restricted Stock has vested, (1) all vesting with respect to such Participant's Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant's unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

        7.    Restricted Stock Units.

        (a)    General.    Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

        (b)    Vesting.    Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant's return to active employment.

        (c)    Settlement.    Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant's RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

        (d)    Termination of Employment or Service.    Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant's Termination for any reason prior to the time that such Participant's Restricted Stock Units have been settled, (1) all vesting with respect to such Participant's Restricted Stock Units outstanding shall cease, (2) all of such Participant's unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

        8.    Stock Appreciation Rights.

        (a)    General.    Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.

        (b)    Term.    The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.

        (c)    Base Price.    The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.

        (d)    Vesting.    Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant's return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.

        (e)    Payment upon Exercise.    Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

        (f)    Termination of Employment or Service.    Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

          (1)   In the event of a Participant's Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant's death or Disability, (A) all vesting with respect to such Participant's Stock Appreciation Rights outstanding shall cease, (B) all of such Participant's unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant's vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.

          (2)   In the event of a Participant's Termination prior to the applicable Expiration Date by reason of such Participant's death or Disability, (i) all vesting with respect to such Participant's Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant's unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant's vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant's death, such Participant's Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant's rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.

          (3)   In the event of a Participant's Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant's Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.

        9.    Performance Awards.

        (a)    General.    Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical. Unless otherwise set forth in an Award Agreement evidencing a Participant's Performance Award, (i) cash dividends and stock dividends, if any, with respect to the Performance Shares shall be withheld by the Company for the Participant's account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate and (ii) a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Performance Units that are not earned and vested. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

        (b)    Value of Performance Awards.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of a Performance Cash Award, as the case may be, that will be paid out to the Participant.

        (c)    Earning of Performance Awards.    Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. The Committee may specify a target, threshold or maximum amount payable and may set a formula for determining the amount of Performance Awards earned if performance is at or above the threshold level but falls short of the maximum achievement of the specified Performance Objectives.

        (d)    Form and Timing of Payment of Performance Awards.    Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other Awards (or in any combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

        (e)    Termination of Employment or Service.    To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant's return to active employment. Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the end of an applicable Performance Period, a Participant undergoes a Termination for any reason, all of such Participant's Performance Awards shall be forfeited by the Participant to the Company for no consideration.

        (f)    Performance Objectives.

          (1)   Each Performance Award shall specify the Performance Objectives that must be achieved before such Performance Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

          (2)   With respect to Qualified Performance-Based Awards, Performance Objectives shall be limited to specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items, book value per share (which may exclude nonrecurring items), tangible book value or growth in tangible book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xxi) billings, billings growth, or rate of billings growth; (xxii) underwriting income or profit; (xxiii) loss ratio or combined ratio; and (xxiv) to the extent that an Award is not intended to be a Qualified Performance-Based Award, other measures of performance selected by the Committee. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

          (3)   The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and stockholders' equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify. Unless specified otherwise by the Committee (i) in the Performance Award Agreement at the time the Performance Award is granted or (ii) in such other document setting forth the Performance Objectives at the time the Performance Objectives are established, the Committee, in its sole discretion, will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a Performance Period to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles ("GAAP"), to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (A) determined to be items of an unusual nature or of infrequency of occurrence or non-recurring in nature; (B) related to changes in accounting principles under GAAP or tax laws (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant); (C) related to currency fluctuations; (D) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (E) related to restructuring, divestitures, productivity initiatives or new business initiatives; (F) related to discontinued operations that do not qualify as a segment of business under GAAP; (G) attributable to the business operations of any entity acquired by the Company during the fiscal year; (H) non-operating items; and (I) acquisition or divestiture expenses.

        (g)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to a Performance Award intended to be a Qualified Performance-Based Award, the Committee will establish the Performance Objectives applicable to, and the formula for calculating the amount payable under, the Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, and (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under a Performance Award intended to be a Qualified Performance-Based Award, the Committee will certify the extent to which any Performance Objectives and any other material terms under such Performance Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Stock).

        (h)    Negative Discretion.    Notwithstanding satisfaction of any completion of any Performance Objectives, the number of shares of Stock, cash or other benefits granted, issued, retainable and/or vested under a Performance Award on account of satisfaction of such Performance Objectives may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

        10.    Other Stock-Based Awards.

        The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

        11.    Adjustment for Recapitalization, Merger, etc.

        (a)    Capitalization Adjustments.    The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4 hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

        (b)    Corporate Events.    Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a "Corporate Event"), the Committee may provide for any one or more of the following:

          (1)   The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

          (2)   The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided that any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria will be deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods or Performance Periods for which satisfaction of the Performance Objectives or other material terms for the applicable Performance Period has not been certified by the Committee prior to the date of the Corporate Event;

          (3)   The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

          (4)   The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

          (5)   The replacement of any or all Awards (other than Awards that are intended to qualify as "stock rights" that do not provide for a "deferral of compensation" within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant's pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

        (c)    Fractional Shares.    Any adjustment provided under this Section 11 may, in the Committee's discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

        (d)    Double-Trigger Vesting.    Notwithstanding any other provisions of the Plan, but other than as provided in an Award Agreement or Participant Agreement, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant experiences an involuntary Termination as a result of the Change in Control. For purposes of this Section 11(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-employee director's service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

        12.    Cancellation and Rescission of Awards.

        (a)   Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 12, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with any member of the Company Group, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company Group; (ii) the disclosure to anyone outside the Company Group, or the use in other than the business of the Company Group, without prior written authorization from the Service Recipient, of any confidential information or material, as defined in any restrictive covenant agreement or other such agreement with confidentiality provisions between the Service Recipient and the Participant, relating to the business of the Company Group, acquired by the Participant either during or after employment with the Service Recipient; (iii) the failure or refusal to disclose promptly and to assign to the Service Recipient, pursuant to any restrictive covenant agreement or other such inventions assignment agreement, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Service Recipient, relating in any manner to the actual or anticipated business, research or development work of the Company Group or the failure or refusal to do anything reasonably necessary to enable the Company Group to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in the Participant's Termination for Cause; (v) a violation of any rules, policies, procedures or guidelines of the Service Recipient; (vi) any attempt directly or indirectly to induce any employee of the Company Group to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company Group; (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Service Recipient; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company Group.

        (b)   Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of clauses (a)(i)-(viii) of this Section 12 prior to, or during the Rescission Period, then any exercise, payment or delivery may be rescinded within two years after such exercise, payment or delivery. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Service Recipient. As used herein, "Rescission Period" shall mean that period of time established by the Committee which shall not be less than 6 months after any exercise, payment or delivery pursuant to an Award.

        13.    Use of Proceeds.

        The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

        14.    Rights and Privileges as a Stockholder.

        Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.

        15.    Transferability of Awards.

        Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant's rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

        16.    Employment or Service Rights.

        No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

        17.    Compliance with Laws.

        The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        18.    Withholding Obligations.

        As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant's jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).

        19.    Amendment of the Plan or Awards.

        (a)    Amendment of Plan.    The Board or the Committee may amend the Plan at any time and from time to time.

        (b)    Amendment of Awards.    The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

        (c)    Stockholder Approval; No Material Impairment.    Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant's rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant's consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

        (d)    No Repricing of Awards Without Stockholder Approval.    Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.

        20.    Termination or Suspension of the Plan.

        The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

        21.    Effective Date of the Plan.

        The Plan is effective as of the Effective Date, subject to stockholder approval.

        22.    Miscellaneous.

        (a)    Certificates.    Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

        (b)    Other Benefits.    No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        (c)    Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

        (d)    Clawback/Recoupment Policy.    Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.

        (e)    Non-Exempt Employees.    If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant's retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee's regular rate of pay, the provisions of this Section 22(e) will apply to all Awards.

        (f)    Data Privacy.    As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 22(e) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant's participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant's name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the "Data"). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan. Recipients of the Data may be located in the Participant's country or elsewhere, and the Participant's country and any given recipient's country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant's participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant's eligibility to participate in the Plan, and in the Committee's discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

        (g)    Participants Outside of the United States.    The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non—U.S. tax laws and other restrictions applicable as a result of the Participant's residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 22(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non—U.S. nationals or are primarily employed or providing services outside the United States.

        (h)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

        (i)    No Liability of Committee Members.    Neither any member of the Committee nor any of the Committee's permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person's own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company's certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        (j)    Payments Following Accidents or Illness.    If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        (k)    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

        (l)    Jurisdiction; Waiver of Jury Trial.    Any suit, action or proceeding with respect to the Plan or any Award Agreement or Participant Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally: (i) submit in any proceeding relating to the Plan or any Award Agreement or Participant Agreement, or for the recognition and enforcement of any judgment in respect thereof (a "Proceeding"), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court; (ii) consent that any such

Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same; (iii) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement or Participant Agreement; (iv) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant's address shown in the books and records of the Company or, in the case of the Company, at the Company's principal offices, attention General Counsel, and (v) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

        (m)    Electronic Delivery.    Any reference herein to a "written" agreement or document or "writing" will include any agreement or document delivered electronically or posted on the Company's intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

        (n)    Statute of Limitations.    A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.

        (o)    Funding.    No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

        (p)    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

        (q)    Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*            *            *

APPROVED BY THE STOCKHOLDERS: DECEMBER 20, 2018
TERMINATION DATE: JANUARY 17, 2028

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APPROVAL OF THE ADOPTION OF THE 2018 STOCK INCENTIVE PLAN
EFFECTIVE DATES OF 2018 STOCK INCENTIVE PLAN
DISSENTERS' RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
PROPOSALS BY SECURITY HOLDERS
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
DELIVERY OF DOCUMENTS TO BENEFICIAL OWNERS
ADDITIONAL INFORMATION
  ANNEX A
EXELA TECHNOLOGIES INC. 2018 STOCK INCENTIVE PLAN
APPROVED BY THE STOCKHOLDERS: DECEMBER 20, 2018 TERMINATION DATE: JANUARY 17, 2028